Exhibit 99.1 News July 25, 2019 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 ONEOK Announces Expansions to Natural Gas and NGL Infrastructure Projects Include Additional Natural Gas Processing Capacity, NGL Pipeline and Fractionation Expansions TULSA, Okla. – July 25, 2019 – ONEOK, Inc. (NYSE: OKE) today announced plans to expand its natural gas and natural gas liquids (NGL) infrastructure between now and 2021, including:  A 200 million cubic feet per day (MMcf/d) expansion of the Bear Creek natural gas processing facility and related infrastructure in the Williston Basin.  Mid-Continent NGL fractionation facility expansions totaling approximately 65,000 barrels per day (bpd) and additional NGL infrastructure to increase capacity between the Elk Creek and Arbuckle II pipelines.  A 40,000 bpd additional expansion of the West Texas LPG pipeline in the Permian Basin. These projects are expected to be financed with cash generated from operations and short- and long-term borrowings. ONEOK continues to expect no equity issuances. “These low-cost, capital-efficient expansions with attractive returns continue to demonstrate ONEOK’s ability to incrementally grow with our customers to meet their needs,” said Terry K. Spencer, ONEOK president and chief executive officer. “The Bear Creek plant expansion in North Dakota will provide needed processing capacity for producers actively developing the high-growth area of Dunn County while also helping to address natural gas flaring in the state,” added Spencer. “Continuing to expand our West Texas LPG pipeline system underscores ONEOK’s Permian Basin strategy to provide needed NGL transportation capacity to producers in the highly productive Delaware and Midland basins.” Bear Creek plant and related infrastructure: The Bear Creek natural gas processing facility expansion and related infrastructure in Dunn County, North Dakota, are expected to cost a total of approximately $405 million and be -more-

ONEOK Announces Expansions to Natural Gas and NGL Infrastructure July 25, 2019 Page 2 completed in the first quarter 2021. The expansion is supported by acreage dedications with primarily fee-based contracts. ONEOK's Williston Basin natural gas processing capacity will increase to more than 1.6 billion cubic feet per day following the completion of the Bear Creek expansion. The expansion is expected to produce approximately 25,000 bpd of NGLs in ethane rejection, resulting in 225,000 bpd of raw feed contracted since the announcement of the Elk Creek Pipeline. NGL Projects: The West Texas LPG pipeline expansion is expected to cost approximately $145 million and be completed in the first quarter 2021. The expansion is supported by long-term dedicated NGL production from third-party natural gas processing plants in the Permian Basin that are expected to produce up to 45,000 bpd of NGLs. Since October 2017, ONEOK has announced expansions totaling 160,000 bpd on the West Texas LPG pipeline system, with previous announcements including a 40,000 bpd expansion that was placed in service in the fourth quarter 2018 and an additional 80,000 bpd expansion that is expected to be completed in the first quarter 2020. The expansions to ONEOK’s Mid-Continent NGL fractionation facilities are expected to cost approximately $150 million, with 15,000 bpd expected to be completed in the third quarter 2020 and 50,000 bpd expected to be completed in the first quarter 2021. In expectation of accelerating volume growth from the Williston and Powder River basins, additional infrastructure will be constructed to increase connectivity between the Elk Creek and Arbuckle II pipelines. ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a Fortune 500 company and is included in the S&P 500. For the latest news about ONEOK, find us at www.oneok.com or on LinkedIn, Facebook, Twitter and Instagram. Some of the statements contained herein are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected net income, capital expenditures, cash flow and projected levels of dividends), liquidity, management’s plans and objectives for our future growth projects (including dates for expected completion of growth projects) and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, the outcome of regulatory and legal proceedings, market conditions, volume expectations and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained herein identified by words such -more-

ONEOK Announces Expansions to Natural Gas and NGL Infrastructure July 25, 2019 Page 3 as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “will,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning. You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect our operations, growth projects, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, those factors listed under “Forward-looking Statements” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ### -more-